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                                                                   EXHIBIT 10.15




                                             July 13, 2004


Ameristock Corp.
1320 Harbor Bay Parkway - Suite 145
Alameda, California 94502

Attention:  Mr. Nick Gerber
            Director and Portfolio Manager


                            Re: GigaBeam Corporation

Dear Mr. Gerber:

         This letter confirms the understanding of GigaBeam Corporation ("GigaBeam") and Ameristock Corp. ("Ameristock") with respect to the following warrants (the "Warrants") issued by GigaBeam to Ameristock. All share number referred to below refer to the initial number of shares of common stock of GigaBeam ("Shares") issuable upon exercise of the Warrants, prior to the May 7, 2004 1-1,500 stock split of GigaBeam's common stock

         Warrant No. 1 to purchase 26.67 Shares issued on January 26, 2004;

         Warrant No. 2 to purchase 24 Shares issued on April 19, 2004;

         Warrant No. 3 to purchase 5.33 Shares issued on May 10, 2004;

         Warrant No. 4 to purchase 5.33 Shares issued on June 10, 2004; and

         Warrant No. 5 to purchase 5.33 Shares issued on July 10, 2004.

         Each Warrant is amended to provide that Section 8.3 shall only apply if the adjustment increases the number of Shares issuable upon exercise of the Warrant and, in no event, shall the number of Shares issuable upon exercise of the Warrant be decreased as a result of the application of Section 8.3 thereof.


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Ameristock Corp.
Page 2
July 13, 2004



         If you are in agreement with the foregoing, please execute a copy of this letter and return it to GigaBeam.


                                               Very truly yours,

                                               GIGABEAM CORPORATION

                                               By: /s/ Louis Slaughter
                                                   ---------------------------
                                                       Louis Slaughter
                                                       Chief Executive Officer
ACKNOWLEDGED AND AGREED
On this 13th day of July 2004

AMERISTOCK CORP.


By: /s/ Nick Gerber
    ----------------------------------
        Nick Gerber
        Director and Portfolio Manager